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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:
Preliminary Information Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
Definitive Information Statement

LAREDO INVESTMENT CORP.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

No fee required
Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

LAREDO INVESTMENT CORP.

11405-201A Street, Maple Ridge, British Columbia, V2X 0Y3

INFORMATION STATEMENT
SHAREHOLDER MAJORITY ACTION AS OF JULY 6, 2004

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NOTICE IS HEREBY GIVEN TO ALL STOCKHOLDERS THAT A MAJORITY ACTION OF STOCKHOLDERS (THE "ACTION") OF LAREDO INVESTMENT CORP. ("LAREDO" OR THE "COMPANY") WAS TAKEN BY WRITTEN RESOLUTION ON JULY 6, 2004 BY THE MAJORITY OF STOCKHOLDERS IN ACCORDANCE WITH SECTIONS 78.315 AND 78.320 OF THE NEVADA REVISED STATUTES. THESE PERSONS COLLECTIVELY OWN IN EXCESS OF THE REQUIRED MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF LAREDO NECESSARY FOR THE ADOPTION OF THE ACTION.

1.	To approve a thirty (30) for one reverse split of the issued and outstanding shares of common stock;
2.	To approve the amendment of the Articles of Incorporation to:
	a.	change the name of Laredo from "Laredo Investment Corp." to "GFR Pharmaceuticals Inc."; and
	b.	restore the authorized share capital of Laredo after the reverse split back to 100,000,000 shares of common stock with a par value of $0.001 per share.

STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON JULY 5, 2004 SHALL BE ENTITLED TO RECEIPT OF THIS INFORMATION STATEMENT.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Richard Pierce

_________________________________

RICHARD PIERCE, PRESIDENT &

CHIEF EXECUTIVE OFFICER

Approximate date of mailing: July 19, 2004

LAREDO INVESTMENT CORP.

11405-201A Street, Maple Ridge, British Columbia, V2X
0Y3

INFORMATION STATEMENT FOR STOCKHOLDERS

The Board of Directors of Laredo Investment Corp.., a Nevada
corporation ("Laredo" or the "Company") is furnishing this INFORMATION STATEMENT to shareholders in connection with a majority action of shareholders (the
"Action") of Laredo taken on July 6, 2004, in accordance with sections 78.315 and 78.320, respectively of the Nevada Revised Statutes. These stockholders collectively own in excess of the required majority of the outstanding voting securities of Laredo necessary for the adoption of the action. The following matters were approved:

1.
      a thirty (30) for
      one reverse split of the issued and outstanding shares of common stock;

2.
      the amendment of
      the Articles of Incorporation to:

a.

      change the name of Laredo from
      "Laredo Investment Corp." to "GFR Pharmaceuticals Inc."; and

b.

      restore the authorized share
      capital of Laredo after the reverse split back to 100,000,000 shares of common stock with a par value of $0.001 per share.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO
SEND US A PROXY. PLEASE DO NOT SEND IN ANY OF YOUR STOCK CERTIFICATES AT THIS
TIME.

This Information Statement is first being mailed on or about
July 19, 2004. This Information Statement constitutes notice to Laredo's stockholders of corporate action by stockholders without a meeting as required by Chapter 607 of the Nevada Revised Statutes.

The date of this Information Statement is July 7, 2004.

QUESTIONS AND ANSWERS

Q: What am I being asked to approve?

A: You are not being asked to approve anything. This Information
Statement is being provided to you solely for your information. Stockholders holding a majority of the outstanding voting common stock of Laredo (the
"Majority Stockholders") have already agreed to approve:

1.
      a
      reverse split of the issued and outstanding shares of common stock of
Laredo on a thirty (30) for one basis;

2.
      the
      amendment of the Articles of Incorporation to:

a.

      change the name of
      Laredo from "Laredo Investment Corp." to "GFR Pharmaceuticals Inc."; and

b.

      to reflect the
      reverse split and restore the authorized share capital of 100,000,000 shares of common stock with a par value of $0.001 per share.

Q: Why have the Board of Directors and the Majority Stockholders agreed to approve these actions?

A: The stock split is meant to decrease the number of shares currently issued in order to increase the stock price and attractiveness of
Laredo to future potential stockholders. The name change is being affected to pave the way for the expansion of our product line to reflect our named products. We also want to attribute to Laredo, through the change of name, the strength that people have come to appreciate from the name of GFR.

Q: Will there be any changes made to the rights and restrictions attached to the common shares?

There will be no changes made to the voting rights or any other rights and restrictions attached to the common shares of Laredo as a result of the thirty (30) for one reverse split. The main effect of the reverse split will be the reduction of the number of common shares outstanding, from 32,398,460 to approximately 1,079,947 common shares.

Q: Do I have appraisal rights?

A: No. Nevada law only provides stockholders with appraisal
rights in the event of a sale or exchange of all, or substantially all, of the property of a Nevada corporation, other than in the usual and regular course of business. Nevada does not provide for dissenter's rights of appraisal in connection with the recapitalization or other actions being taken by Laredo at this time.

Q: When do you expect to complete the changes proposed in this
Information Statement?

A: The thirty (30) for one reverse split and the amendments to the articles of incorporation will become effective on the opening of business on the twenty first day following the mailing of this Information Statement to the stockholders of Laredo. Laredo will file the Articles of Amendment and notice of the thirty (30) for one reverse split with the Secretary of the State of Nevada and such other agencies or entities as may be deemed required or necessary.

Q: Who can I call with questions?

A: Please call Richard Pierce, the President of Laredo, at:
604-460-8440.

GENERAL
INFORMATION

Outstanding
Shares and Voting Rights

On July 5, 2004 (the "Record Date"), Laredo had 32,398,463
outstanding shares of common stock with a par value of $0.001 per share. These are the securities that would have been entitled to vote if a meeting was required to be held. Each share of common stock is entitled to one vote. The outstanding shares of common stock at the close of business on Record Date for determining stockholders who would have been entitled to notice of and to vote on the amendments to Laredo's Articles of Incorporation, were held by approximately sixteen (16) stockholders of record. In connection with the various matters outlined in this Information Statement, Laredo's Board of
Directors and a majority of its shareholders, by written consent in lieu of a shareholders meeting, have agreed to:

  reverse split the issued and outstanding share capital of
  Laredo on a thirty (30) for one basis;

  amend the Articles of Incorporation of Laredo to change the name of Laredo to "GFR Pharmaceuticals Inc.";

Approval of Reverse Split. The primary purpose of the thirty
(30) for one reverse split is to decrease the number of total shares issued and outstanding of Laredo's common stock. Laredo affected a one thousand (1,000) for one forward split of its stock on May 6, 1999, increasing the authorized capital of the Company to 100,000,000 common shares with a par value of $0.001 per share. On November 15, 1999, the Company affected a twenty-five (25) for one forward split of its stock. At the time, management believed this forward split was in the best interest of Laredo and its stockholders. Management now believes that it would be in the best interests of the Company to reduce the issued and outstanding share capital of Laredo to its pre-forward split level.

The principal effect of the reverse stock split will be that the number of shares of common stock issued and outstanding will be reduced from
32,398,460 shares as of July 5, 2004 to approximately 1,079,947 shares. The actual number of shares outstanding will depend on the number of fractional shares which have either been cancelled or rolled up to the next whole share.

Approval of the reverse split requires the affirmative consent of at least a majority of the outstanding shares of common stock of Laredo. Majority
Stockholders holding a total of 17,100,000 shares of common stock (52.94%), have already agreed to this action.

Approval of the Name Change. The proposed change of Laredo's name to "GFR Pharmaceuticals Inc." is intended to convey more clearly a sense of
Laredo's business. Approval of the name change requires the affirmative consent of at least a majority of the outstanding shares of common stock of Laredo.
Majority Stockholders holding a total of 17,100,000 shares of common stock
(52.94%), have already agreed to this action.

Record Date

The close of business on July 5, 2004, has been fixed as the record date for the determination of shareholders entitled to receive this
Information Statement.

Expenses of
Information Statement

The expenses of mailing this Information Statement will be borne by Laredo, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the Information Statement to the beneficial owners of the common stock, held of record by such persons, and that
Laredo will reimburse them for their reasonable expenses incurred in connection therewith.

Interest of
Certain Persons in Matters to Be Acted on

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, through security holdings or otherwise, in the proposed amendment to effect the reverse split of Laredo's outstanding voting securities or in any action covered by the related resolutions adopted by the Board of Directors and the Majority Stockholders,
which is not shared by all other stockholders.

SECURITY
OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information concerning the
ownership of common stock with respect to shareholders who were known to Laredo to be beneficial owners of more than 5% of the common stock and the officers, directors and management of Laredo individually and as a group as of the Record
Date. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares of common stock as of July 5, 2004.

     Name and address
of beneficial owner

     Amount and Nature

of Beneficial Owner

Percent of Voting Stock(1)

     Richard Pierce, President, CEO,
    Director
     c/o  11405-201A Street,
    Maple Ridge
British Columbia, V2X 0Y3
17,100,000

52.94%

    Rosemarie Pierce, Director
    c/o  11405-201A Street, Maple Ridge
British Columbia, V2X 0Y3
0

0%

     Lucretia Schanfarber
     c/o 11405-201A Street,
    Maple Ridge
British Columbia, V2X 0Y3
1,900,000

5.88%

     All Officers and Directors
     as a Group that consists of
two people

17,100,000

52.94%

 REVERSE SPLIT AND AMENDMENT TO
ARTICLES OF INCORPORATION

Reverse
Split

The primary purpose of the reverse split is to decrease the
number of total shares issued and outstanding of Laredo's common stock. Laredo affected a one thousand (1,000) for one forward split of its stock on May 6,
1999, increasing the authorized capital of Laredo to 100,000,000 common shares with a par value of $0.001 per share. On November 15, 1999, Laredo affected a twenty-five (25) for one forward split of its stock. At the time management believed this forward split was in the best interest of Laredo and its stockholders. Management has now decided to reduce the issued and outstanding share capital of Laredo. The primary objective in proposing the Reverse Split is to maximize stockholder value. Management believes that the reverse split is in
Laredo's best interests in that it may increase the trading price of its the common stock. An increase in the price of the common stock should, in turn, generate greater investor interest in the Laredo, thereby enhancing the marketability of the Laredo's common stock to the financial community.

The principal effect of the reverse stock split will be that the number of shares of common stock issued and outstanding will be reduced from
32,398,460 shares as of July 6, 2004 to approximately 1,079,947 shares
(depending on the number of fractional shares that are rounded up or rounded down on conversion). The reverse stock split itself will not change the proportionate equity interests of Laredo's stockholders, nor will the respective voting rights and other rights of shareholders be altered. The common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. The reverse stock split is not intended as, and will not have the effect of, a "going private transaction" covered by

Rule 13e-3 under the Securities Exchange Act of 1934. It
is just an adjustment to Laredo's previous forward split. Laredo will continue to be subject to the periodic reporting requirements of the Securities
Exchange Act of 1934.

Laredo is not aware of any present efforts by anyone to
accumulate the Common Stock and the proposed Reverse Split is not intended to be an anti-takeover device.

Stockholders should recognize that they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the certificate of amendment multiplied by
..03333). While Laredo expects that the reverse stock split will result in an increase in the market price of its common stock, there can be no assurance that the reverse stock split will increase the market price of its common stock by a multiple equal to the exchange number or result in the permanent increase in the market price (which is dependent upon many factors, including our performance and prospects). Also, should the market price of our common stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would pertain in the absence of a reverse stock split. Furthermore, the possibility exists that liquidity in the market price of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split. In addition, the reverse stock split may increase the number of stockholders of
Laredo who own odd lots (less than 100 shares). Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Consequently, there can be no assurance that the reverse stock split will achieve the desired results that have been outlined above.

No fractional shares will be issued in connection with the
Reverse Split. Stockholders who would otherwise be entitled to receive fractional shares, because they hold a number of shares of common stock that is not evenly multiplied by  .03333, will have the number of new shares to which they are entitled rounded to the nearest whole number of shares. The number of new shares will be rounded up if the fractional share is equal to or greater than 0.5 and rounded down if the fraction is less than 0.5. No shareholders will receive cash in lieu of fractional shares.

Federal Income Tax
Consequences of Reverse Split

The following summary of certain material federal income tax consequences of the reverse split does not purport to be a complete discussion of all of the possible federal income tax consequences and is included for general information only. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to shareholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities.
The discussion is based on the United States federal income tax laws as of the date of this Information Statement. Such laws are subject to change retroactively as well as prospectively. This summary also assumes that the shares of the Company's Common Stock are held as "capital assets," as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a shareholder may vary depending on the facts and circumstances of such shareholder. EACH SHAREHOLDER IS URGED TO
CONSULT WITH SUCH SHAREHOLDER'S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX
CONSEQUENCES OF THE REVERSE SPLIT.

No gain or loss should be recognized by a shareholder upon the shareholder's exchange of shares pursuant to the reverse split. The aggregate tax basis of the shares received in the reverse split will be the same as the shareholder's aggregate tax basis in the shares exchanged. The shareholder's holding period for the shares received in the reverse split will include the period during which the shareholder held the shares surrendered as a result of the reverse split. Laredo's views regarding the tax consequences of the reverse split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The state and local tax consequences of the reverse split may vary significantly as to each shareholder, depending on the state in which such shareholder resides.

No Amendment to Authorized Share Capital

Laredo's current share capitalization will remain 100,000,000 shares of common stock with a par value of $0.001 per share after the reverse split.

Name Change

The proposed amendment to Laredo's Articles of Incorporation will cause Laredo to change its name to "GFR Pharmaceuticals Inc." On filing the
Amendment to the Articles of Amendment with the Nevada Secretary of State, the name change will be effective.

General

The foregoing amendments will become effective on the opening of business on the twenty first day following the mailing of the Definitive
Stockholders Information Statement to Laredo's stockholders. Any executive officer, as required by the Nevada Law, is entitled to execute and file the
Articles of Amendment with the Secretary of the State of the State of Nevada and such other agencies or entities as may be deemed required or necessary.

Following the reverse split and name change, the share
certificates you now hold will continue to be valid. In the future, new share certificates will be issued bearing the new name, but this in no way will effect the validity of your current share certificates. The reverse split and name change will occur on the effective date without any further action on the part of stockholders of Laredo and without regard to the date or dates on which share certificates representing shares of pre-split common stock, actually surrendered by each holder thereof, for certificates representing the number of shares of post-split common stock which each such stockholder is entitled to receive as a consequence of the reverse split. After the effective date of the reverse split and name change, each share certificate representing shares of pre-split common stock will be deemed to represent  .03333 shares of common stock of Laredo.
Certificates representing post-split common stock and bearing our new name will be issued in due course as old share certificates are tendered for exchange or transfer to our transfer agent: Pacific Stock Transfer Company, 5844 S. Pecos
Road, Suite D, Las Vega, Nevada, 89120.

The share certificates representing shares of new common stock will contain the same restrictive legend as is on the shares of existing common stock in exchange for which the new shares are being issued. As applicable, the time period during which a stockholder has held the existing common stock will be included in the time period during which such stockholder actually holds the share certificates representing the additional new common stock received as a result of the share divisions for the purposes of determining the term of the restrictive period applicable to the new common stock.

SHARE CAPITALIZATION OF LAREDO

Material Terms of the Common Stock

As of the Record Date, there were 32,398,460 shares issued and outstanding held by 16 registered stockholders. On the effective date of the thirty (30) for one reverse split, there will be, approximately, 1,079,947 shares of common stock issued and outstanding.

The holders of shares of common stock are entitled to one vote for each share held of record on each matter submitted to shareholders. Shares of common stock do not have cumulative voting rights for the election of directors. The holders of shares of common stock are entitled to receive such dividends as the Board of Directors may from time to time declare out of funds of Laredo, legally available for the payment of dividends. The holders of shares of common stock do not have any preemptive rights to subscribe for or purchase any stock, obligations or other securities of Laredo and have no rights to convert their common stock into any other securities.

On any liquidation, dissolution or winding up of Laredo, holders of shares of common stock are entitled to receive pro rata on all of the assets of Laredo available for distribution to shareholders.

The foregoing summary of the material terms of the capital stock of Laredo does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the provisions of the Articles of Incorporation of Laredo, as amended by the Amendment to the
Articles attached hereto as Exhibit A.

Dividends

There are no restrictions in Laredo's Articles of Incorporation or bylaws that restrict us from declaring dividends. The Nevada Revised
Statutes, however, prohibit it from declaring dividends where, after giving effect to the distribution of the dividend:

  Laredo would not be able to pay its debts as they become due in the usual course of business; or

  Laredo's total assets would be less than the sum of its total liabilities, plus the amount that would be needed to satisfy the rights of shareholders who have preferential rights superior to those receiving the distribution.

Laredo has never declared nor paid any cash dividends on its capital stock and does not anticipate paying cash dividends in the foreseeable future. The payment by Laredo of dividends, if any, in the future, rests within the discretion of its Board of Directors and will depend, among other things, upon Laredo's earnings, its capital requirements and its financial condition, as well as other relevant factors.

NO DISSENTER'S RIGHTS

Under the Nevada Revised Statutes, the change of Laredo's
name and reverse split of the issued and outstanding common stock does not require Laredo to provide dissenting stockholders with a right of appraisal and
Laredo will not provide stockholders with such a right.

FORWARD LOOKING INFORMATION

Certain statements included in this Information Statement
regarding Laredo, which are not historical facts, are forward-looking statements, including the information provided with respect to the future business operations and anticipated agreements and projects of Laredo. These forward-looking statements are based on current expectations, estimates, assumptions and beliefs of management; and words such as "expects,"
"anticipates," "intends," "plans," "believes," "estimates" and similar expressions are intended to identify such forward-looking statements.
Accordingly, actual results may differ materially from those expressed in the forward-looking statements.

INDEPENDENT
ACCOUNTANTS

Laredo's current auditor is the firm of Morgan & Company. During the past two years there have been no changes in, or disagreements with, accountants on accounting and/or financial disclosure.

INTERESTS OF CERTAIN PERSONS TO BE ACTED UPON

None of Laredo's directors
or officers have any substantial interest, directly or indirectly, through holding securities or otherwise, in the matters to be acted upon, specified in this Information Statement.

PROPOSALS BY SECURITY HOLDERS AND OTHER MATTERS

Laredo's  Board  of Directors does  not
know  of  any other matters  that are to be presented to the
stockholders  for  their approval   and  consent
pursuant  to  the  written  consent   of
stockholders  other  than those referred to in  this
Information Statement.

DELIVERY OF DOCUMENT TO SECURITY
HOLDERS SHARING AN ADDRESS

 One  Information  Statement will be
delivered  to  multiple stockholders  sharing  an
address unless  Laredo  receives contrary instructions from one or more of the stockholders.  Upon receipt  of  such notice, Laredo will undertake  to  deliver promptly  a  separate copy of
the Information  Statement  to  the stockholder at the shared address to which a single copy  of  the documents  was delivered and provide instructions as to  how  the stockholder can notify Laredo that the stockholder wishes to receive  a  separate copy of the
Information Statement.   In  the event  a  stockholder
desires to provide such  a  notice  to  Laredo  such
notice may be given verbally  by  telephoning  Laredo's
offices at 604-460-8440 or by mail Laredo's mailing  address at  11405-201A Street, Maple Ridge, British Columbia, V2X 0Y3

WHERE YOU CAN FIND MORE INFORMATION

Laredo files annual, quarterly and special reports, proxy statements and other information with the SEC. You can read and copy any materials that Laredo files with SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W.,
Washington, D.C. 20549; the SEC's regional offices located at Seven World Trade
Center, New York, New York 10048 and at 500 West Madison Street, Chicago,
Illinois 60661. You can obtain information about the operation of the SEC's
Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the
SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

INCORPORATION OF DOCUMENTS BY REFERENCE

The SEC allows Laredo to "incorporate by reference" the information it files with them, which means that Laredo can disclose important information to you without re-printing the information in this Information Statement by referring you to prior and future filings with the SEC. The information Laredo incorporates by reference is an important part of this Information Statement.
Subsequent information that Laredo files with SEC will automatically update and supersede this information.

Laredo incorporates by reference the following documents filed by Laredo pursuant to the Securities Exchange Act of 1934 any future filings Laredo makes with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act pertaining to this information statement. You may request a copy of these filings (other than an exhibit to any of these filings unless Laredo has specifically incorporated that exhibit by reference into the filing), at no cost, by writing or telephoning Laredo at the following address:

Laredo Investment Corp.

    11405-201A Street

    Maple Ridge, British Columbia, V2X 0Y3

Telephone: 604-460-8440

You should rely only on the information Laredo has provided or incorporated by reference in this Information Statement or any supplement. Laredo has not authorized any person to provide information other than that provided here.
Laredo has not authorized anyone to provide you with different information.

You should not assume that the information in this Information Statement or any supplement is accurate as of any date other than the date on the front of the document.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Richard Pierce

Richard Pierce

President and C.E.O.

EXHIBIT "A"

CERTIFICATE OF AMENDMENT TO ARTICLES OF LAREDO

      DEAN
      HELLER
      Secretary of State
      202 North Carson Street, Suite 1
      Carson City, Nevada 89701-4299
      (775)
      684 5708
      Website: secretaryofstate.biz

      Certificate of Amendment

       (PURSUANT TO NRS
      78.385 and 78.390)

      Important: Read attached
instructions before completing form.

      ABOVE SPACE IS FOR OFFICE USE ONLY

       Certificate of
      Amendment to Articles of Incorporation
       For Nevada
      Profit Corporations
      (Pursuant to NRS 78.385 and 78.390
      - After Issuance of Stock)

      1.
Name of corporation:

                 Laredo Investment Corp.

      2.
      The articles have been amended as follows (provide article numbers, if available):

1. NAME OF CORPORATION: "GFR PHARMACEUTICALS INC."

3. SHARES: The number of shares the corporation is
          authorized to issue is 100,000,000 shares of common stock with a par value of $0.001 per share.

Effective as of August 9,
          2004 (the "Effective Date"), all outstanding shares of common stock of the

Corporation automatically
          shall be subdivided at the rate of thirty-for-one (the "Reverse
          Split") without the

necessity of any further
          action on the part of the holders thereof or the Corporation, provided, however, that the

Corporation shall, through
          its transfer agent, exchange certificates representing common stock outstanding

immediately prior to the
          Effective Date of the Forward Split (the "Existing Common")
          into new certificates

representing the
          appropriate number of shares of common stock resulting from the subdivision ("New Common").

From and after the Effective Date, the term "New Common" as used in this Third Article shall mean common stock as provided in the
          Certificate of Incorporation.

      3.
      The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the *

      articles of incorporation have voted in favor
of the amendment is:

51%

      4.
Effective date of filing (optional):

08/09/04

5. Officer Signature (required):

      /s/ Richard Pierce
      ____________________________________
Richard Pierce, President

      *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

      IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

       This form must be accompanied
by appropriate fees. See attached fee schedule.

       Nevada Secretary
      of State AM 78.385 Amend 2003
       Revised on:
11/03/03